UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Annual Report December 31, 2014

JRI

Nuveen Real Asset Income and Growth Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF's asset management business.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	10
Share Information	11
Risk Considerations	13
Performance Overview and Holding Summaries	16
Shareholder Meeting Report	18
Report of Independent Registered Public Accounting Firm	19
Portfolio of Investments	20
Statement of Assets and Liabilities	29
Statement of Operations	30
Statement of Changes in Net Assets	31
Statement of Cash Flows	32
Financial Highlights	34
Notes to Financial Statements	36
Additional Fund Information	47
Glossary of Terms Used in this Report	48
Reinvest Automatically, Easily and Conveniently	50
Board Members & Officers	51

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market's bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China's economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China's standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar's rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market's ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
February 23, 2015

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Jay L. Rosenberg has been the lead portfolio manager, while John G. Wenker and Jeffrey T. Schmitz, CFA, have co-managed the Fund since its inception.

In the following paragraphs, they discuss economic and market conditions, their management strategy and the performance of the Fund for the twelve-month period ended December 31, 2014.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended December 31, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed's 2% longer-run goal. However, if economic data shows faster progress toward the Fed's employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

In the fourth quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 2.6% annual rate, compared with 4.6% in the second quarter and 5.0% in the third quarter of 2014. The decline in real GDP growth rate from the third quarter to the fourth quarter primarily reflects an upturn in imports, a downturn in federal government spending, and decline in exports. These were partly offset by an upturn in consumer spending. The Consumer Price Index (CPI) rose 0.8% year-over-year as of December 2014, while the core CPI (which excludes food and energy) increased 1.6% during the same period, below the Fed's unofficial longer term inflation objective of 2.0%. As of

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors (Moody's) Service, Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments

Portfolio Managers' Comments (continued)

December 31, 2014, the national unemployment rate was 5.6%, the lowest level since July 2008, down from the 6.7% reported in December 2013. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.7% for the twelve months ended November 2014 (most recent data available at the time this report was prepared).

As investor sentiment and risk aversion fluctuated throughout the reporting period, U.S. equities across the risk spectrum posted generally positive returns supported by solid corporate earnings, positive economic reports and continued accommodative monetary policy. During the first few months of this reporting period, the financial markets were unsettled in the aftermath of widespread uncertainty about the future of the Fed's quantitative easing program. Also contributing to investor concern was Congress's failure to reach agreement on the Fiscal 2014 federal budget, which had triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. As we moved into 2014, investors quickly shook off these issues and the current bull market in the U.S. entered its sixth year. Then, midway through the first calendar quarter, investors grew concerned about the dampening effects of severe winter weather on near-term growth, firmer language from the Fed regarding potential stimulus withdrawal and mounting tensions with Russia over its territorial assertions in Ukraine. The stock market experienced a rather quick and dramatic rotation away from higher growth, higher price/earnings ratio stocks that had performed so well in 2013 and into more defensive, value-oriented stocks. As we moved into the spring and summer months, equity markets again hit new highs as U.S. data improved and policy uncertainty was reduced. Market volatility declined to levels near historical lows prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent. As conditions improved on the domestic front, however, global growth was called into question as China and the emerging markets slowed, while Europe slipped back into a recession. The U.S. dollar strengthened dramatically, which weighed on the prices of all commodities. Oil prices experienced a dramatic decline from their early June high of approximately $105/barrel and ended the reporting period at approximately $65/barrel (source: West Texas Intermediate).

During the final months of the reporting period, market volatility spiked to levels not seen since 2011 and the equity market experienced a brief 10% correction. The increased volatility was the result of the weaker-than-expected economic data from Europe as well as anxiety over the Fed's pending shift to tighter monetary policy. After trailing their large-cap brethren for much of the year, small-cap stocks rallied and outperformed during the fourth quarter. The Russell 2000® Index hit an all-time high near the end of December; however, the index only gained 4.89% for the year. Small caps, which are viewed as more exposed to the domestic economy, were propelled upward by the improvements in jobs data, U.S. GDP, consumer spending and personal incomes. The Dow Jones Industrial Average briefly topped 18,000 for the first time in its history and the broad market S&P 500® Index delivered a total return of 13.69% for the year. Growth stocks made a comeback during the final months of the reporting period as biotechnology and software companies recovered some of their value lost during the middle six months of the reporting period. However, given the dramatic decline in oil and natural gas prices, energy stocks were hit hard across the capitalization spectrum. As economic malaise continued overseas, virtually all non-U.S. developed markets and many emerging markets ended the reporting period in negative territory. The MSCI EAFE Index ended the year down 4.48% and the MSCI Emerging Markets Index fell 1.82% over 2014.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2014?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. Our long-term target allocations for each of these segments are: 33% in global

Nuveen Investments

infrastructure common stock, 15% in real estate investment trust (REIT) common stock, 12% in global infrastructure preferred stock and hybrids, 20% in REIT preferred stock and 20% in debt securities. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

During the reporting period, we continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focused on owning those companies and securities with the highest total return potential in the Fund's portfolio. Our process places a premium on finding securities whose revenues come from tangible assets with long term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund's management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

As is typical with this strategy, we maintained active asset allocation during the reporting period. For example, we increased the Fund's U.S. exposure from less than 60% to slightly more than 70%, which is well above what we expect it to be over the long term. We believe the trends contributing to the recent outperformance by the U.S. will continue, including flat economic growth overseas and negative pressures on foreign currencies. Therefore, we are comfortable with this elevated U.S. weight for the time being.

In terms of sector weights, the Fund's overall allocation to common equities remained near the top end of its historical range of between 40%-55%, ending the year at 52%. Within common equity, we continued to have very few energy holdings and actually reduced that exposure further as the reporting period progressed and energy prices continued to fall. The reductions came in the infrastructure common equity segment, where our exposure lowered by about 2%, primarily as a result of a 1.5% reduction in master limited partnerships (MLPs) and a modest reduction in pipelines. At the end of the reporting period, the majority of our Fund's energy exposure resided in the fixed income portion of the portfolio. The infrastructure common equity area of the Fund remains substantially below the benchmark weight at around 22% of the portfolio, while REIT common equity is still a significant overweight. We originally established the overweight in REIT common equities because we thought they were trading at large discounts to NAV at the end of 2013. We maintained the overweight as REITs climbed back to trade at fair value because of the interest rate environment in the U.S. as well as the segment's lack of exposure to foreign currency effects and to the flat growth rates found overseas. Also, REIT common equity has no direct energy exposure and very little indirect energy exposure, only in markets such as Houston, Texas.

As of the end of the reporting period, preferred shares represented about 29% of the Fund's portfolio with approximately half in REIT preferreds and the other half in infrastructure preferreds. For the same reasons we are constructive about real estate, we are also more constructive on preferred shares. Interest rates are low and we don't see a lot of upward pressure due to deflationary conditions in most major regions of the world outside of the U.S. Also, the expected inflationary pressures in the U.S. are likely to be more benign than expected, partly due to energy's effect on inflation. High yield debt exposure ended the reporting period at slightly above 17% of the Fund's portfolio with the largest sector concentrations in energy (pipelines), hospitals, technology infrastructure and waste handlers.

How did the Fund perform during this twelve-month reporting period ended December 31, 2014?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2014. For the twelve-month reporting period ended December 31, 2014, the Fund's total return at net asset value (NAV) outperformed its JRI Blended Index and the Morgan Stanley Capital International (MSCI) World Index.

During the twelve-month reporting period, four of the five "real asset" categories represented in the Fund continued to produce strong returns, spurred on by falling interest rates and a market shift toward more defensive areas. Real estate

Nuveen Investments

Portfolio Managers' Comments (continued)

investment trust (REIT) common equities were the top performing asset class within the JRI Blended Index. The tailwinds that boosted the REIT common equity segment included declining interest rates, solid underlying fundamentals, better U.S. economic and jobs data, as well as relatively attractive valuations. As measured by the MSCI U.S. REIT Index, the segment advanced during the twelve-month reporting period, rebounding from its significant underperformance in 2013. REIT preferreds, which typically have longer durations, also benefited from declining rates as the BofA Merrill Lynch REIT Preferred Index gained 22.86% for the year. Both REIT segments significantly outperformed the broad U.S. equity market (S&P 500® Index, 13.69%) and the global markets (MSCI ACWI Index, 4.71%) during the twelve-month reporting period. Returns for global infrastructure common equities were just shy of the broad U.S. equity market return, but significantly above global markets as investors favored U.S. markets and more defensive names with highly visible cash flows. Global infrastructure common equities returned 12.98% during the reporting period, as measured by the S&P Global Infrastructure Index.

Conversely, the high yield bond market faltered in the second half of the reporting period after posting strong results in the first half. High yield bonds were weighed down by a confluence of factors, most notably the declining outlook for global growth and the precipitous drop in oil prices. The latter had the greatest impact on the high yield market because up to 14% of common high yield indices consist of credits exposed to oil, more so than any other sector. The uptick in volatility seen in the high yield market, coupled with reduced market liquidity, caused risk premiums in the high yield space to rise significantly. The market gained 2.45% for the twelve-month reporting period as measured by the Barclays High Yield Index.

The Fund continued to generate a gross yield that remained well above our overall yield hurdle, while also outperforming its JRI Blended Index. We attempted to add value versus the JRI Blended Index in two ways: by re-allocating money among five main security types when we saw pockets of value at differing times and, more importantly, through individual security selection. The Fund's top-performing areas on a relative basis for the twelve-month reporting period were high yield debt and infrastructure common equity. Results in the REIT common equity sector were in line with the JRI Blended Index, while the infrastructure preferred and REIT preferred portions of the Fund detracted on a relative basis.

Relative to the JRI Blended Index, the high yield portion of the portfolio was beneficial to returns as our outperformance in the high yield segment was driven by favorable security selection and an average 4% underweight. In terms of industries within high yield, the Fund benefited from selections in the hospital, utilities and general industrial areas. Also, although our portfolio had energy exposure, which did detract somewhat, it was concentrated in the midstream and refining segments. These industries are substantially less volatile than the exploration and production and oil services segments. Our energy holdings were broadly diversified across U.S. pipeline operators that earn the bulk of their revenues on a fee-for-service basis, refineries that we believe are geographically well protected and storage facilities that operate under term contracts. In light of the dramatic sell-off in energy prices in the second half of the reporting period, we reassessed all of our energy-related credits in the fixed income portfolio. Although some of these energy holdings took mark-to-market price hits, we don't believe any of the credits the Fund owns are irreparably impaired.

The Fund also saw strong relative results in the infrastructure common equity space, both from favorable stock selection across several industries and an underweight to this sector. In the REIT common equity portion of the Fund, performance overall was in line with the JRI Blended Index. Although the Fund's REIT common equity holdings, in aggregate, returned slightly less than the JRI Blended Index because we tend to focus on higher yielding REITs, which underperformed, our significant overweight to this strongly performing sector offset the shortfall. The Fund's REIT common equity weighting averaged around 27%, which was almost double the weight in the JRI Blended Index. Many investors moved into REITs as a defensive hiding place during the reporting period, while REIT yields were also generally viewed as attractive with 10-year Treasury rates falling so much.

Both of the Fund's preferred segments detracted from relative results during the twelve-month reporting period. Underperformance in infrastructure preferreds was mainly due to foreign currency effects. The Fund has virtually no overlap

Nuveen Investments

between its infrastructure preferred exposure and the benchmark, which is comprised primarily of U.S. domiciled REIT and financial preferreds. Most of our holdings in this segment are hybrid securities that are denominated primarily in euros. So while these holdings had strong returns on a local currency basis, when the returns were converted to dollars, they were not as favorable. The Fund's REIT preferred exposure also modestly detracted during the reporting period. Although the returns of our holdings in the REIT preferred portfolio were very favorable, the Fund had a slight underweight to this asset class, which led it to detract overall. As discussed in the market review above, the REIT preferred area of the market performed strongly during the reporting period.

The Fund shorted five years U.S. Treasury futures contracts to reduce the duration of the Fund's fixed income holdings as a hedge against potential increases in interest rates. These futures contracts had a modestly negative impact on performance as interest rates moved lower.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its benchmarks was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on share NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. The Fund's use of leverage had a positive impact on performance during this reporting period.

The Fund also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Fund uses through the use of bank borrowings. The swap contracts impact on performance was negative during the period.

As of December 31, 2014, the Fund's percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	29.58%
Regulatory Leverage*	29.58%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND'S REGULATORY LEVERAGE

Bank Borrowings

The Fund employs regulatory leverage through the use of bank borrowings. As of December 31, 2014, the Fund had outstanding bank borrowings of $81,500,000.

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund's distributions is current as of December 31, 2014.

The Fund employs a cash-flow distribution policy whose goal is to provide shareholders with relatively consistent and predictable cash flow by distributing over time the Fund's net cash flows after expenses received on its investments.

Important points to understand about the Fund's distributions are:

•  The net cash flows, after expenses, that the Fund receives on its investments will vary over time, and therefore its distribution rate will also vary over time. You should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual net cash flows the Fund receives may differ from the Fund's distribution rate over shorter time periods. Over a specific timeframe, the difference between actual net cash flows and total Fund distributions will be reflected in an increasing (net cash flows exceed distributions) or a decreasing (distributions exceed net cash flows) Fund net asset value.

•  Because of the nature of its investments, a portion of the cash flows the Fund receives may not be treated as net investment income for accounting and tax reporting purposes. While the ultimate tax character of the Fund's net cash flows and therefore its distributions is not known until after December 31st each year, along with each distribution the Fund provides you a written estimate of distribution sources, broken down as follows:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  a return of capital (a non-taxable distribution).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. This may result even when the Fund's net cash flows received from portfolio investments exceed Fund distributions. This is because the Fund invests in certain securities – such as REIT securities – which may include a return of capital as all or a portion of the cash flows they distribute. Conversely, there are situations when Fund distributions exceed net cash flows but will still be 100% taxable to investors.

•  Because the ultimate tax character of your distributions depends on the Fund's performance for its entire fiscal year (which is the calendar year for the Fund) as well as certain fiscal year-end tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Fund's IRS Form 1099 statement.

For the fiscal year ended December 31, 2014, the Fund's ratio of net distributable cash flow received to regular monthly Fund distributions paid was 104%. The Fund also made a year-end supplemental distribution of $1.18 per share, representing net realized capital gains.

Nuveen Investments

Share Information (continued)

The following table provides information regarding the Fund's distributions for the fiscal year ended December 31, 2014. This information is intended to help you better understand the accounting and tax character of those distributions.

As of Fiscal Year Ended December 31, 2014	JRI
Inception Date	4/25/12
Per share distribution:
Regular Monthly Distributions	$1.61
Year-End Supplemental Distribution	1.18
Total Per Share Distributions	2.79
Distribution Character:
From net investment income	$1.53
From long-term capital gains	0.10
From short-term capital gains	1.16
Return of capital (non-taxable distribution)	—
Total per share distribution	$2.79
Current distribution rate*	8.55%
Average annual total returns:
1-Year on NAV	20.58%
Since inception on NAV	15.97%

*  Current distribution rate is based on the Fund's last monthly distribution during the period, annualized, expressed over the market price on the last day of the period. Distributions may be sourced from a combination of net investment income, net realized capital gains, and/or a return of capital.

SHARE REPURCHASES

During August 2014, the Fund's Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2014, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired shares as shown in the accompanying table.

JRI
Shares Cumulatively Repurchased and Retired	0
Shares Authorized for Repurchase	980,000

OTHER SHARE INFORMATION

As of December 31, 2014, and during the current reporting period, the Fund's share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
NAV	$19.84
Share Price	$18.88
Premium/(Discount) to NAV	(4.84)%
12 Month Average Premium/(Discount) to NAV	(4.57)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Infrastructure and Real Estate Concentration Risk. The Fund's investments will be concentrated in issuers of infrastructure and real estate securities. Because the Fund will be concentrated in such securities, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect the Fund, and the performance of infrastructure and real estate issuers may lag behind the broader market as a whole. Also, the Fund's concentration in infrastructure and real estate may subject the Fund to a variety of risks associated with such companies.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Nuveen Investments

Risk Considerations (continued)

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Call Option Risks. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Currency Risk. Changes in exchange rates will affect the value of the Fund's investments.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments

JRI

Nuveen Real Asset Income and Growth Fund

Performance Overview and Holding Summaries as of December 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2014

	Average Annual
	1-Year	Since Inception[1]
JRI at NAV	20.58%	15.97%
JRI at Share Price	30.14%	13.13%
Comparative Benchmark	15.57%	9.49%
MSCI World Index	4.94%	13.54%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

1  Since inception returns are from 4/25/12.

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	69.1%
Convertible Preferred Securities	4.0%
$25 Par (or similar) Retail Preferred	31.3%
Corporate Bonds	24.0%
Convertible Bonds	1.3%
$1,000 Par (or similar) Institutional Preferred	5.7%
Investment Companies	1.2%
Short-Term Investments	3.4%
Other Assets Less Liabilities	2.0%
Net Assets Plus Borrowings	142.0%
Borrowings	(42.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)2

Real Estate Investment Trust	45.4%
Electric Utilities	10.0%
Oil, Gas & Consumable Fuels	8.7%
Multi-Utilities	7.1%
Transportation Infrastructure	5.7%
Commercial Services & Supplies	3.6%
Independent Power & Renewable Electricity Producers	3.0%
Gas Utilities	2.4%
Short-Term Investments	2.4%
Other	11.7%
Total	100%

Portfolio Credit Quality

(% of fixed income)2,3

AA	0.6%
A	0.3%
BBB	8.1%
BB or Lower	22.6%
N/R	68.4%
Total	100%

Country Allocation2

(% of total investments)

United States	70.5%
Canada	5.4%
Australia	4.7%
United Kingdom	3.7%
Hong Kong	2.4%
Other	13.3%
Total	100%

Top Five Common Stock
Holdings

(% of total common stocks)

National Grid PLC, Sponsored ADR	3.6%
Transurban Group	3.5%
TransAlta Renewables Inc.	3.5%
Colony Financial Inc.	2.6%
Geo Group Inc.	2.4%

2  Excluding investments in derivatives.

3  Excluding Common Stocks, Investment Companies and Short-Term Investments.

Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for JRI; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements and to elect Board Members.

JRI
Common Shares
To approve a new investment management agreement between each Fund and Nuveen Advisors, LLC.
For	3,906,931
Against	76,536
Abstain	92,162
Broker Non-Votes	1,403,497
Total	5,479,126
To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	3,905,901
Against	77,971
Abstain	91,757
Broker Non-Votes	1,403,497
Total	5,479,126
Approval of the Board Members was reached as follows:
William Adams IV
For	5,344,315
Withhold	134,811
Total	5,479,126
David J. Kundert
For	5,347,116
Withhold	132,010
Total	5,479,126
John K. Nelson
For	5,346,098
Withhold	133,028
Total	5,479,126
Terence J. Toth
For	5,343,834
Withhold	135,292
Total	5,479,126

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Real Asset Income and Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Real Asset Income and Growth Fund (the "Fund") as of December 31, 2014, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the periods presented through December 31, 2013, were audited by other auditors whose report dated February 27, 2014, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
February 25, 2015

Nuveen Investments

JRI

Nuveen Real Asset Income and Growth Fund

Portfolio of Investments  December 31, 2014

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 136.6% (97.6% of Total Investments)
	COMMON STOCKS – 69.1% (49.3% of Total Investments)
	Air Freight & Logistics – 0.5%
26,701	BPost SA, (4)	$670,743
5,200	Oesterreichische Post AG	254,082
	Total Air Freight & Logistics	924,825
	Commercial Services & Supplies – 1.2%
42,288	Covanta Holding Corporation	930,759
1,799,655	K-Green Trust	1,446,897
	Total Commercial Services & Supplies	2,377,656
	Construction & Engineering – 0.6%
63,828	Ferrovial SA, (4)	1,261,762
	Electric Utilities – 5.2%
62,831	Alupar Investimento SA	416,951
400,965	AusNet Services, (4)	433,191
8,365	Brookfield Infrastructure Partners LP	350,243
4,357	EDP Energias do Brasil S.A	14,703
8,771	Electricite de France S.A, (4)	241,452
62,625	Endesa S.A, (2), (4)	1,253,709
2,801	Hafslund ASA, Class B	19,167
2,040,096	HK Electric Investments Limited, 144A, (4)	1,347,377
58,536	Scottish and Southern Energy PLC, (4)	1,479,034
18,983	Southern Company	932,255
316,163	Spark Infrastructure Group, (4)	547,642
423,513	Terna-Rete Elettrica Nazionale SpA, (4)	1,923,667
157,122	Transmissora Alianca de Energia Eletrica SA, (4)	1,122,347
	Total Electric Utilities	10,081,738
	Gas Utilities – 1.6%
17,799	AmeriGas Partners, LP	852,928
13,529	APA Group, (4)	81,787
60,344	Enagas, (4)	1,903,312
47,125	Snam Rete Gas S.p.A, (4)	233,232
	Total Gas Utilities	3,071,259
	Independent Power & Renewable Electricity Producers – 3.0%
25,552	Brookfield Renewable Energy Partners LP	790,323
15,395	Pattern Energy Group Inc.	379,641
467,969	TransAlta Renewables Inc.	4,624,104
	Total Independent Power & Renewable Electricity Producers	5,794,068
	Multi-Utilities – 6.6%
1,184,846	Duet Group, (4)	2,328,893
97,462	GDF Suez, (4)	2,272,719
68,900	National Grid PLC, Sponsored ADR	4,868,474
520,561	Redes Energeticas Nacionais SA, (4)	1,510,166
39,849	TECO Energy, Inc.	816,506
435,111	Vector Limited, (4)	946,015
	Total Multi-Utilities	12,742,773

Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 3.4%
25,684	Arc Logisitics Partners LP	$438,169
144,050	BlueKnight Energy Partners LP	957,933
4,757	Buckeye Partners L.P	359,915
6,285	Crestwood Midstream Partners LP	95,406
11,917	DCP Midstream Partners LP	541,389
30,897	JP Energy Partners LP, (2)	377,870
37,114	Kinder Morgan, Inc.	1,570,293
3,109	TC Pipelines LP	221,423
35,375	USD Partners LP, (2)	501,264
92,279	Veresen Inc.	1,458,291
	Total Oil, Gas & Consumable Fuels	6,521,953
	Real Estate Investment Trust – 38.7%
63,562	Agree Realty Corporation	1,976,143
89,308	American Realty Capital Properties Inc,	808,237
186,490	Apollo Commercial Real Estate Finance, Inc.	3,050,976
60,917	Ares Commercial Real Estate Corporation	699,327
277,389	Armada Hoffler Properties Inc.	2,632,422
32,591	Artis Real Estate Investment Trust	397,780
247,556	Ascendas Real Estate Investment Trust, (4)	444,054
65,238	Blackstone Mortgage Trust Inc, Class A	1,901,035
112	Boston Properties, Inc.	14,413
216,659	CapitaMall Trust, (4)	332,652
72,133	CBL & Associates Properties Inc.	1,400,823
146,824	Colony Financial Inc.	3,497,348
23,889	Cominar Real Estate Investment Trust	382,660
67,464	Corrections Corporation of America	2,451,642
6,021	Digital Realty Trust Inc.	399,192
46,405	Entertainment Properties Trust	2,674,320
139,203	Excel Trust Inc.	1,863,928
194,683	Franklin Street Properties Corporation	2,388,760
81,165	Geo Group Inc.	3,275,819
5,140	Health Care Property Investors Inc.	226,314
261,591	Independence Realty Trust	2,435,412
229,231	Inland Real Estate Corporation	2,510,079
92,819	Investors Real Estate Trust	758,331
124,610	Lexington Corporate Properties Trust	1,368,218
52,156	Liberty Property Trust	1,962,630
37,986	LTC Properties Inc.	1,639,856
246,605	Mapletree Logistics Trust, (4)	220,188
178,377	Medical Properties Trust Inc.	2,458,035
21,886	Monmouth Real Estate Investment Corporation	242,278
16,654	National Health Investors Inc.	1,165,114
884	New Senior Investment Group Inc.	14,542
62,399	Northstar Realty Finance Corporation	1,096,974
17,884	Omega Healthcare Investors Inc.	698,728
311,692	Parkway Life Real Estate Investment Trust	560,017
139,885	Physicians Realty Trust	2,322,091
539,352	Pure Industrial Real Estate Trust	2,061,218
5,191	Realty Income Corporation	247,663
540,058	Retrocom Real Estate Investment Trust	1,822,196
39,174	Sabra Health Care Real Estate Investment Trust Inc.	1,189,714
150,827	Scentre Group, (2), (4)	427,319
33,999	Select Income REIT	829,916
40,648	Senior Housing Properties Trust	898,727
195,349	Spirit Realty Capital Inc.	2,322,700
133,618	STAG Industrial Inc.	3,273,641
133,331	Starwood Property Trust Inc.	3,098,612
130,709	STORE Capital Corporation	2,824,621
441,184	Suntec Real Estate Investment Trust, (4)	652,650
968,713	TF Administradora Industrial S de RL de CV	2,031,482
18,441	Universal Health Realty Income Trust	887,381

Nuveen Investments

JRI  Nuveen Real Asset Income and Growth Fund
Portfolio of Investments (continued)  December 31, 2014

Shares	Description (1)			Value
	Real Estate Investment Trust (continued)
30,964	Urstadt Biddle Properties Inc.			$677,492
22,766	WP Carey Inc.			1,595,897
	Total Real Estate Investment Trust			75,111,567
	Real Estate Management & Development – 1.2%
211,306	Killam Properties Inc.			1,866,070
1,260,254	Langham Hospitality Investments Limited, (4)			545,960
9,810	Road King Infrastructure Limited, (4)			8,271
	Total Real Estate Management & Development			2,420,301
	Transportation Infrastructure – 6.9%
32,644	Grupo Aeroportuario Centro Norte, SA, ADR			1,186,283
1,114,658	Hopewell Highway Infrastructure Limited, (4)			558,511
2,342,240	Hutchison Port Holdings Trust, (4)			1,609,726
1,819	Kobenhavns Lufthavne, (4)			886,154
33,074	Macquarie Infrastructure Company LLC			2,351,231
6,002	Societa Iniziative Autostradali e Servizi SpA, (4)			57,760
497,256	Sydney Airport, (4)			1,903,741
680,713	Transurban Group, (4)			4,743,697
	Total Transportation Infrastructure			13,297,103
	Water Utilities – 0.2%
184,223	Inversiones Aguas Metropolitanas SA			285,371
895	Severn Trent PLC, (4)			27,914
	Total Water Utilities			313,285
	Total Common Stocks (cost $126,607,545)			133,918,290
Shares	Description (1)	Coupon	Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 4.0% (2.8% of Total Investments)
	Electric Utilities – 2.3%
78,694	Exelon Corporation, Convertible Bond	6.500%	BBB–	$4,131,434
4,607	NextEra Energy Inc., Convertible	5.799%	N/R	265,778
	Total Electric Utilities			4,397,212
	Independent Power & Renewable Electricity Producers – 0.7%
1,728	AES Trust III, Convertible Preferred	6.750%	B+	87,938
13,070	Dynegy Inc., Convertible Preferred	5.375%	N/R	1,333,139
	Total Indpt Power & Renewable Elec Producers			1,421,077
	Real Estate Investment Trust – 1.0%
34,868	Alexandria Real Estate Equities Inc., Convertible Bonds, (5)	7.000%	N/R	963,229
11,024	American Homes 4 Rent	5.000%	N/R	271,852
1,282	Equity Commonwealth, Convertble Debt	6.500%	Ba1	30,794
1,936	Lexington Corporate Properties Trust, Series B	6.500%	N/R	92,347
8,287	Ramco-Gershenson Properties Trust	7.250%	N/R	563,185
	Total Real Estate Investment Trust			1,921,407
	Total Convertible Preferred Securities (cost $7,304,346)			7,739,696
Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 31.3% (22.4% of Total Investments)
	Banks – 0.5%
37,940	Wells Fargo REIT	6.3750%	BBB+	$961,779

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value
	Electric Utilities – 4.1%
7,270	APT Pipelines Limited, (6)	7.198%	N/R	$623,792
4,000	BGE Capital Trust II	6.200%	Baa1	101,200
82,675	Entergy Arkansas Inc., (6)	6.450%	BB+	2,072,042
34,103	Integrys Energy Group Inc.	6.000%	Baa1	910,550
19,288	NextEra Energy Inc.	5.700%	BBB	475,256
42,461	NextEra Energy Inc.	5.000%	BBB	948,154
22,108	Pacific Gas & Electric Corporation	6.000%	Baa2	618,803
78,504	PPL Capital Funding, Inc.	5.900%	BB+	1,954,750
7,474	SCE Trust I	5.625%	Baa1	183,113
	Total Electric Utilities			7,887,660
	Multi-Utilities – 2.3%
87,000	Dominion Resources Inc.	5.750%	BBB	4,524,870
	Oil, Gas & Consumable Fuels – 1.6%
88,555	Atlas Pipeline Partners LP	8.250%	CCC+	2,247,526
36,288	Nustar Logistics Limited Partnership	7.625%	Ba2	936,230
	Total Oil, Gas & Consumable Fuels			3,183,756
	Real Estate Investment Trust – 22.8%
9,659	American Homes 4 Rent	5.000%	N/R	238,384
453	American Realty Capital Properties Inc.	6.700%	N/R	10,351
53,446	Apartment Investment & Management Company	6.875%	BB–	1,396,010
25,649	Apollo Commercial Real Estate Finance	8.625%	N/R	670,465
30,000	Arbor Realty Trust Incorporated	7.375%	N/R	735,000
29,361	Campus Crest Communities	8.000%	N/R	745,476
409	CBL & Associates Properties Inc.	6.625%	BB	10,274
72,011	Cedar Shopping Centers Inc., Series A	7.250%	N/R	1,892,449
5,409	Chesapeake Lodging Trust	7.750%	N/R	141,391
29,865	Colony Financial Inc.	8.500%	N/R	784,852
63,651	Colony Financial Inc.	7.500%	N/R	1,632,648
28,253	Coresite Realty Corporation	7.250%	N/R	719,039
10,820	Corporate Office Properties Trust	7.375%	BB	282,186
24,982	DDR Corporation	6.500%	Baa3	636,292
29,792	DDR Corporation	6.250%	Baa3	745,396
21,855	Digital Realty Trust Inc.	7.375%	Baa3	581,780
46	Digital Realty Trust Inc.	6.625%	Baa3	1,173
1,208	Digital Realty Trust Inc.	5.875%	Baa3	27,808
15,517	Dupont Fabros Technology	7.875%	Ba2	395,684
931	Dupont Fabros Technology	7.625%	Ba2	23,759
51,050	EPR Properties Inc.	9.000%	BB	1,612,669
670	EPR Properties Inc.	6.625%	Baa3	16,884
13,835	Equity Commonwealth	7.250%	Ba1	352,793
3,656	Equity Commonwealth	5.750%	BBB–	84,380
1,825	Excel Trust Inc.	8.125%	BB	48,436
59,038	General Growth Properties	6.375%	N/R	1,479,492
25,224	Glimcher Realty Trust	7.500%	B1	655,320
31,618	Glimcher Realty Trust	6.875%	B1	809,737
16,204	Gramercy Property Trust Inc.	7.125%	N/R	413,202
7,614	Hersha Hospitality Trust	8.000%	N/R	196,213
55,351	Hersha Hospitality Trust	6.875%	N/R	1,408,683
22,997	Hudson Pacific Properties Inc.	8.375%	N/R	602,268
73,875	Inland Real Estate Corporation	6.950%	N/R	1,874,208
48,055	Investors Real Estate Trust	7.950%	N/R	1,242,702
18,000	Kilroy Realty Corporation	6.875%	Ba1	464,760
60	Kilroy Realty Corporation	6.375%	Ba1	1,500
17,333	Monmouth Real Estate Investment Corp	7.875%	N/R	453,085
4,193	Northstar Realty Finance Corporation	8.875%	N/R	107,592
122,105	Northstar Realty Finance Corporation	8.750%	N/R	3,080,709
79,639	Pebblebrook Hotel Trust	6.500%	N/R	2,014,867
15,615	Penn Real Estate Investment Trust	8.250%	N/R	409,894

Nuveen Investments

JRI  Nuveen Real Asset Income and Growth Fund
Portfolio of Investments (continued)  December 31, 2014

Shares		Description (1)	Coupon		Ratings (3)	Value
		Real Estate Investment Trust (continued)
13,590		Post Properties, Inc., Series A	8.500%		Baa3	$864,732
393		Rait Financial Trust	7.625%		N/R	9,169
32,455		Kite Realty Group Trust	8.250%		N/R	846,426
24,476		Pebblebrook Hotel Trust	8.000%		N/R	644,698
3,497		Penn Real Estate Investment Trust	7.375%		N/R	89,523
58,351		Sunstone Hotel Investors Inc.	8.000%		N/R	1,531,130
27,385		Rait Financial Trust	7.125%		N/R	667,099
38,829		Retail Properties of America	7.000%		BB	1,017,320
17,234		Sabra Health Care Real Estate Investement Trust	7.125%		BB–	467,731
28,819		Saul Centers, Inc.	6.875%		N/R	775,807
43,820		SL Green Realty Corporation	6.500%		Ba2	1,116,972
26,781		STAG Industrial Inc.	6.625%		BB	679,970
17,994		Summit Hotel Properties Inc.	9.250%		N/R	495,555
52,304		Summit Hotel Properties Inc.	7.875%		N/R	1,374,026
68,409		Summit Hotel Properties Inc.	7.125%		N/R	1,730,748
127		Sun Communities Inc.	7.125%		N/R	3,261
26,069		Taubman Centers Incorporated, Series K	6.250%		N/R	651,464
4,028		Terreno Realty Corporation	7.750%		N/R	103,358
24,401		Urstadt Biddle Properties	7.125%		N/R	634,426
63,211		Urstadt Biddle Properties	6.750%		N/R	1,625,787
		Total Real Estate Investment Trust				44,329,013
		Total $25 Par (or similar) Retail Preferred (cost $58,968,239)				60,887,078
Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		CORPORATE BONDS – 24.0% (17.2% of Total Investments)
		Building Products – 0.4%
$900		Associated Asphalt Partners LLC, 144A	8.500%	2/15/18	B–	$855,000
		Commercial Services & Supplies – 3.1%
1,250		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	1,250,000
1,350		Casella Waste Systems Inc.	7.750%	2/15/19	CCC+	1,370,250
1,250		Covanta Holding Corporation	5.875%	3/01/24	Ba3	1,271,875
1,240	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B+	1,046,177
1,000	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	B2	1,113,246
		Total Commercial Services & Supplies				6,051,548
		Communications Equipment – 0.3%
500		Goodman Networks Inc.	12.125%	7/01/18	B	516,250
		Construction & Engineering – 0.5%
7,000	NOK	VV Holding AS, 144A	6.980%	7/10/19	N/R	906,346
		Consumer Finance – 0.3%
500		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	505,000
		Diversified Financial Services – 0.5%
1,150		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	1,049,375
		Diversified Telecommunication Services – 1.7%
1,300		IntelSat Jackson Holdings	6.625%	12/15/22	B–	1,335,750
1,000		Qualitytech LP/QTS Finance Corp., 144A	5.875%	8/01/22	B+	1,005,000
1,020		SBA Communications Corporation, 144A	4.875%	7/15/22	B	981,750
		Total Diversified Telecommunication Services				3,322,500
		Electric Utilities – 0.7%
1,400		Intergen NV, 144A	7.000%	6/30/23	B+	1,330,000

Nuveen Investments

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		Energy Equipment & Services – 1.1%
$1,150		Compressco Partners LP / Compressco Finance Corporation, 144A	7.250%	8/15/22	B	$989,000
1,250		Exterran Partners LP / EXLP Finance Corporation, 144A	6.000%	10/01/22	B1	1,062,500
		Total Energy Equipment & Services				2,051,500
		Gas Utilities – 1.5%
847		Ferrellgas LP	6.750%	1/15/22	B+	827,943
1,000		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	1,005,000
1,165		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,124,225
		Total Gas Utilities				2,957,168
		Health Care Equipment & Supplies – 0.4%
750		Tenet Healthcare Corporation	6.750%	2/01/20	B3	789,375
		Health Care Providers & Services – 1.6%
1,000		Community Health Systems, Inc.	6.875%	2/01/22	B	1,059,375
900		Kindred Healthcare Inc., 144A	6.375%	4/15/22	B2	857,250
1,259		Select Medical Corporation	6.375%	6/01/21	B–	1,277,885
		Total Health Care Providers & Services				3,194,510
		Independent Power & Renewable Electricity Producers – 0.5%
1,000		GenOn Energy Inc.	9.500%	10/15/18	B	995,000
		Internet Software & Services – 0.1%
250		Equinix Inc.	5.375%	4/01/23	BB	250,000
		Marine – 0.6%
1,180		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	1,168,200
		Multi-Utilities – 0.4%
500	GBP	RWE AG	7.000%	12/31/49	BBB–	833,852
		Oil, Gas & Consumable Fuels – 6.6%
1,250		Atlas Pipeline LP Finance	5.875%	8/01/23	B+	1,237,500
1,000		Blue Racer Midstream LLC / Blue Racer Finance Corporation, 144A	6.125%	11/15/22	B	965,000
1,250		Calumet Specialty Products	7.625%	1/15/22	B+	1,156,250
600		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	573,000
1,000		Gibson Energy, 144A	6.750%	7/15/21	BB	997,500
1,075		Global Partners LP/GLP Finance, 144A	6.250%	7/15/22	B+	1,042,750
400		Hiland Partners LP/ Hiland Partners Finance Corp., 144A	5.500%	5/15/22	B	352,000
1,365		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,283,100
1,000		Niska Gas Storage Canada ULC Finance Corporation, 144A	6.500%	4/01/19	B	752,500
1,000		PBF Holding Company LLC, 144A	8.250%	2/15/20	BB+	1,005,000
900		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	841,500
1,000		Summit Midstream Holdings LLC Finance	5.500%	8/15/22	B	950,000
600		Tesoro Logistics LP Finance Corporation, 144A	6.250%	10/15/22	BB	598,500
1,000		Western Refining Inc.	6.250%	4/01/21	B+	975,000
		Total Oil, Gas & Consumable Fuels				12,729,600
		Real Estate Investment Trust – 1.0%
350		Crown Castle International Corporation	5.250%	1/15/23	BB	357,000
1,000		CTR Partnership LP/CareTrust Capital Corporation	5.875%	6/01/21	B+	1,012,500
550		Geo Group Inc.	5.875%	1/15/22	BB–	563,750
		Total Real Estate Investment Trust				1,933,250
		Real Estate Management & Development – 0.5%
1,000		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	1,002,500

Nuveen Investments

JRI  Nuveen Real Asset Income and Growth Fund
Portfolio of Investments (continued)  December 31, 2014

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		Road & Rail – 0.5%
$1,050		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	$1,039,500
		Software – 0.4%
850		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B1	862,325
		Transportation Infrastructure – 1.0%
500		Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	510,000
20,565	MXN	Concesionaria Mexiquesne SA de CV, 144A	5.950%	12/15/35	BBB	1,366,004
		Total Transportation Infrastructure				1,876,004
		Wireless Telecommunication Services – 0.3%
500		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	495,000
		Total Corporate Bonds (cost $48,808,538)				46,713,803
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		CONVERTIBLE BONDS – 1.3% (0.9% of Total Investments)
		Multi-Utilities – 0.7%
$1,230		Dominion Resources Inc.	5.750%	10/01/54	BBB	$1,283,400
		Oil, Gas & Consumable Fuels – 0.6%
1,140		DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	1,105,800
$2,370		Total Convertible Bonds (cost $2,370,000)				2,389,200
Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.7% (4.1% of Total Investments)
		Commercial Services & Supplies – 0.7%
$1,205		Royal Capital BV, Reg S	8.375%	N/A (8)	N/R	$1,266,817
		Construction & Engineering – 1.3%
2,564		PHBS Limited	6.625%	N/A (8)	N/R	2,570,410
		Energy Equipment & Services – 0.8%
1,205	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	AA+	1,545,597
		Electric Utilities – 1.8%
1,490		AES Gener SA, 144A	8.375%	12/18/73	Ba2	1,616,649
560		FPL Group Capital Inc.	6.350%	10/01/66	BBB	556,500
360		Electricite de France, 144A	5.625%	N/A (8)	A3	379,350
366		Electricite de France, 144A	5.250%	N/A (8)	A3	375,150
330	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	545,199
		Total Electric Utilities				3,472,848
		Transportation Infrastructure – 0.2%
250	EUR	Eurogate GmbH	6.750%	N/A (8)	N/R	322,932
		Water Utilities – 0.9%
1,120	GBP	Pennon Group PLC, Reg S	6.750%	N/A (8)	N/R	1,854,463
		Total $1,000 Par (or similar) Institutional Preferred (cost $10,656,806)				11,033,067

Nuveen Investments

Shares	Description (1), (9)			Value
	INVESTMENT COMPANIES – 1.2% (0.9% of Total Investments)
	Diversified Other – 0.4%
394,965	John Laing Infrastructure Fund			$755,948
	Gas Utilities – 0.3%
1,443,658	Cityspring Infrastructure Trust			576,866
	Real Estate Management & Development – 0.5%
601,036	Starwood European Real Estate Finance Limited			995,324
	Total Investment Companies (cost $2,155,312)			2,328,138
	Total Long-Term Investments (cost $256,870,786)			265,009,272
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.4% (2.4% of Total Investments)
$6,605	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/14, repurchase price $6,604,928, collateralized by $5,595,000 U.S. Treasury Notes, 3.750%, due 11/15/43, value $6,741,975	0.000%	1/02/15	$6,604,928
	Total Short-Term Investments (cost $6,604,928)			6,604,928
	Total Investments (cost $263,475,714) – 140.0%			271,614,200
	Borrowings – (42.0)% (10), (11)			(81,500,000)
	Other Assets Less Liabilities – 2.0% (12)			3,927,147
	Net Assets – 100%			$194,041,347

Investments in Derivatives as of December 31, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Short	(98)	3/15	$(11,655,109)	$(4,666)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Termination Date	Unrealized Appreciation (Depreciation) (12)
JPMorgan	$29,250,000	Receive	1-Month USD-LIBOR-BBA	1.462%	Monthly	12/1/15	12/1/20	$99,798
JPMorgan	29,250,000	Receive	1-Month USD-LIBOR-BBA	1.842	Monthly	12/1/15	12/1/22	58,895
	$58,500,000							$158,693

Nuveen Investments

JRI  Nuveen Real Asset Income and Growth Fund
Portfolio of Investments (continued)  December 31, 2014

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)  For fair value measurement disclosure purposes, Convertible Preferred Securities categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)  Perpetual security. Maturity date is not applicable.

(9)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)  Borrowings as a percentage of total investments is 30.0%.

(11)  The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $172,926,916 have been pledged as collateral for Borrowings.

(12)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(13)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

N/A  Not applicable.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD  Canadian Dollar

EUR  Euro

GBP  Pound Sterling

MXN  Mexican Peso

NOK  Norwegian Krone

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  December 31, 2014

Assets
Long-term investments, at value (cost $256,870,786)	$265,009,272
Short-term investments, at value (cost approximates value)	6,604,928
Cash denominated in foreign currencies (cost $478,081)	475,633
Cash collateral at brokers(1)	175,000
Unrealized appreciation on interest rate swaps	158,693
Receivable for:
Dividends	1,485,542
Interest	1,147,540
Investments sold	738,925
Reclaims	59,478
Other assets	130,044
Total assets	275,985,055
Liabilities
Borrowings	81,500,000
Cash overdraft	79,622
Payable for variation margin on futures contracts	15,313
Accrued expenses:
Interest on borrowings	4,577
Management fees	232,066
Trustees fees	7,933
Other	104,197
Total liabilities	81,943,708
Net assets	$194,041,347
Shares outstanding	9,780,250
Net asset value ("NAV") per share outstanding	$19.84
Net assets consist of:
Shares, $0.01 par value per share	$97,803
Paid-in surplus	186,217,650
Undistributed (Over-distribution of) net investment income	(163,202)
Accumulated net realized gain (loss)	(383,094)
Net unrealized appreciation (depreciation)	8,272,190
Net assets	$194,041,347
Authorized shares	Unlimited

(1)  Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended December 31, 2014

Investment Income
Dividends (net of foreign tax withheld of $341,517)	$12,858,637
Interest	4,407,677
Total investment income	17,266,314
Expenses
Management fees	2,733,153
Interest expense on borrowings	753,726
Shareholder servicing agent fees and expenses	124
Custodian fees and expenses	193,146
Trustees fees and expenses	8,578
Professional fees	39,986
Shareholder reporting expenses	59,881
Stock exchange listing fees	8,826
Investor relations expenses	35,945
Other expenses	18,758
Total expenses	3,852,123
Net investment income (loss)	13,414,191
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	13,835,372
Futures contracts	(185,045)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	12,518,203
Futures contracts	(4,666)
Swaps	(2,468,295)
Net realized and unrealized gain (loss)	23,695,569
Net increase (decrease) in net assets from operations	$37,109,760

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 12/31/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$13,414,191	$14,921,157
Net realized gain (loss) from:
Investments and foreign currency	13,835,372	16,157,943
Futures contracts	(185,045)	—
Options written	—	(277,860)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	12,518,203	(14,616,789)
Futures contracts	(4,666)	—
Swaps	(2,468,295)	2,389,756
Net increase (decrease) in net assets from operations	37,109,760	18,574,207
Distributions to Shareholders
From net investment income	(14,939,085)	(16,080,121)
From accumulated net realized gains	(12,378,132)	(17,142,410)
Decrease in net assets from distributions to shareholders	(27,317,217)	(33,222,531)
Net increase (decrease) in net assets	9,792,543	(14,648,324)
Net assets at the beginning of period	184,248,804	198,897,128
Net assets at the end of period	$194,041,347	$184,248,804
Undistributed (Over-distribution of) net investment income at the end of period	$(163,202)	$757,326

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Year Ended December 31, 2014

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$37,109,760
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(388,338,773)
Proceeds from sales and maturities of investments	408,128,611
Proceeds from (Payments for) miscellaneous investment transactions	(1,698,067)
Proceeds from (Purchases of) short-term investments, net	(970,201)
Proceeds from (Payments for) cash denominated in foreign currencies, net	(341,854)
Amortization (Accretion) of premiums and discounts, net	53,250
(Increase) Decrease in:
Cash collateral at brokers	(175,000)
Receivable for dividends	131,852
Receivable for interest	153,358
Receivable for investments sold	3,367,894
Receivable for reclaims	98,370
Other assets	(124,615)
Increase (Decrease) in:
Payable for investments purchased	(3,235,255)
Payable for variation margin on futures contracts	15,313
Accrued interest on borrowings	2,358
Accrued management fees	(123)
Accrued Trustees fees	2,180
Accrued other expenses	17,069
Net realized gain (loss) from:
Investments and foreign currency	(13,835,372)
Change in net unrealized (appreciation) of:
Investments and foreign currency	(12,518,203)
Swaps	2,468,295
Taxes paid on undistributed capital gains	(20,074)
Capital gain and return of capital distributions from investments	3,054,872
Net cash provided by (used in) operating activities	33,345,645
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(28,428)
Repayments of borrowings	(6,000,000)
Cash distributions paid to shareholders	(27,317,217)
Net cash provided by (used in) financing activities	(33,345,645)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the end of period	$—
Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$751,368

See accompanying notes to financial statements.

Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Ending NAV	Ending Market Value
Year Ended 12/31:
2014	$18.84	$1.37	$2.42	$3.79	$(1.53)	$(1.26)	$—	$(2.79)	$—	$19.84	$18.88
2013	20.34	1.53	0.37	1.90	(1.65)	(1.75)	—	(3.40)	—	18.84	16.75
2012(d)	19.10	0.94	1.53	2.47	(0.88)	(0.31)	—	(1.19)	(0.04)	20.34	18.67
	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2014	$81,500	$3,381
2013	87,500	3,106
2012(d)	78,000	3,550

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets(c)
	Based on NAV(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)
Year Ended 12/31:
2014	20.58%	30.14%	$194,041	1.91%		6.66%		139%
2013	9.35	7.88	184,249	1.95		7.30		188
2012(d)	12.93	(0.68)	198,897	1.65	*	7.11	*	114

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 8 – Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended 12/31:
2014	0.37%
2013	0.40
2012(d)	0.27	*

(d)  For the period from April 25, 2012 (commencement of operations) through December 31, 2012.

(e)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

*  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JRI." The Fund was organized as a Massachusetts business trust on January 10, 2012.

Investment Adviser

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the "assignment" (as defined in the Investment Company Act of 1940) and automatic termination of the Fund's investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and a new investment sub-advisory agreements with the Fund's Sub-Adviser. These new agreements were approved by shareholders of the Fund, and went into effect during the current fiscal period.

Investment Objectives and Principal Investment Strategies

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Note 7—Management Fees and Other Transactions With Affiliates) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund's debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund's managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund will also employ an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund's risk-adjusted total returns over time. The Fund expects to write (sell) custom basket options with a notional value of options ranging from 5% to 10% of its managed assets.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Nuveen Investments

As of December 31, 2014, the Fund had outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees (the "Board"), the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a "Cash Flow-Based Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value ("NAV"), the difference will reduce NAV per share. If the Fund's total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Real Estate Investment Trust ("REIT") distributions received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2014, the character of distributions to the Fund from the REITs was 68.37% ordinary income, 8.02% long-term capital gains and 23.61% return of REIT capital. For the fiscal year ended December 31, 2013, the character of distributions to the Fund from the REITs was 84.58% ordinary income, 5.27% long-term capital gains and 10.15% return of REIT capital.

For the fiscal years ended December 31, 2014 and December 31, 2013, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2014 and December 31, 2013, are reflected in the accompanying financial statements.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Nuveen Investments

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$101,942,645	$31,975,645	***	$—	$133,918,290
Convertible Preferred Securities	6,776,467	963,229	***	—	7,739,696
$25 Par (or similar) Retail Preferred	58,191,244	2,695,834	***	—	60,887,078
Corporate Bonds	—	46,713,803		—	46,713,803
Convertible Bonds	—	2,389,200		—	2,389,200
$1,000 Par (or similar) Institutional Preferred	—	11,033,067		—	11,033,067
Investment Companies	2,328,138	—		—	2,328,138
Short-Term Investments:
Repurchase Agreements	—	6,604,928		—	6,604,928
Investments in Derivatives:
Futures Contracts**	(4,666)	—		—	(4,666)
Interest Rate Swaps**	—	158,693		—	158,693
Total	$169,233,828	$102,534,399		$—	$271,768,227

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

***  Refer to the Fund's Portfolio of Investments for breakdown of these securities classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Common Stocks	$—	$(14,091,639)	$14,091,639	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies, and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

Nuveen Investments

Notes to Financial Statements (continued)

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of December 31, 2014, the Fund's investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$14,655,995	5.4%
Australia	12,635,660	4.7
United Kingdom	10,026,032	3.7
Hong Kong	6,640,255	2.4
Other countries	36,298,063	13.3
Total non-U.S. Securities	$80,256,005	29.5%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, option purchased, option written and swaps are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps," respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$6,604,928	$(6,604,928)	$—

*  As of December 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund's account with an amount equal to depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended December 31, 2014, the Fund shorted 5 Year U.S. Treasury futures contracts to reduce the duration of the Fund's fixed income holdings as a hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period, was as follows:

Average notional amount of futures contracts outstanding*	$7,299,945

*   The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(4,666)

*   Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolio of Investments, and not asset and liability derivative location as described in the table above.

Nuveen Investments

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(185,045)	$(4,666)

Swap Contracts

Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowings. Forward interest rate swap contracts involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between the Fund's basis in the swap contract and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the current fiscal period, the Fund continued to use interest rate swap contracts to partially fix the interest cost of leverage, which the Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended December 31, 2014, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$58,500,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$158,693	—	$—

The following table presents the swap contacts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts as of the end of the current fiscal period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities*	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan	$158,693	$—	$—	$158,693	$(158,693)	$—

* Represents gross unrealized appreciation (depreciation) for the counterparty as presented in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$(2,468,295)

Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 12/31/14	Year Ended 12/31/13
Shares sold	—	—

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the fiscal year ended December 31, 2014, aggregated $388,338,773 and $408,128,611, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of December 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$264,596,773
Gross unrealized:
Appreciation	$13,220,595
Depreciation	(6,203,168)
Net unrealized appreciation (depreciation) of investments	$7,017,427

Permanent differences, primarily due to bond premium amortization, complex securities character adjustments, federal taxes paid, foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund's components of net assets as of December 31, 2014, the Fund's tax year end, as follows:

Paid-in surplus	$(24,799)
Undistributed (Over-distribution of) net investment income	604,366
Accumulated net realized gain (loss)	(579,567)

Nuveen Investments

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Fund's tax year end, were as follows:

Undistributed net ordinary income[1]	$—
Undistributed net long-term capital gains	750,450

1 Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's tax years ended December 31, 2014 and December 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014
Distributions from net ordinary income[1]	$26,285,401
Distributions from net long-term capital gains[2]	1,031,816
2013
Distributions from net ordinary income[1]	$30,259,101
Distributions from net long-term capital gains	2,963,430

1 Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

2 The Fund designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2014.

As of December 31, 2014, the Fund's tax year end, the Fund did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[3]	$180,353
Late-year ordinary losses[4]	—

3 Capital losses incurred from November 1, 2014 through December 31, 2014, the Fund's tax year end.

4 Specified losses incurred from November 1, 2014 through December 31, 2014.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment strategy advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2014, the complex-level fee rate for the Fund was 0.1639%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowings Arrangements

The Fund has entered into borrowing arrangements ("Borrowings") as a means of leverage.

During the period January 1, 2014 to December 15, 2014, the Fund was entered into a $90 million (maximum commitment amount) senior committed secured 180-day continuous rolling margin commitment facility with Bank of America Merrill Lynch ("BAML"). Interest was charged on these Borrowings at a rate equal to the one-month LIBOR (London Inter-Bank Offered Rate) plus 0.75% or if LIBOR were to become unavailable, the Federal Funds Rate plus 1.25%. In addition to interest expense, the Fund paid a non-utilization fee to the extent that the average daily drawn balance for a month is less than $72 million. On December 15, 2014, the Fund terminated its Borrowings with BAML.

During the period December 15, 2014 through December 31, 2014, the Fund was entered into a $81.5 million (maximum commitment amount) prime brokerage facility with BNP Paribas Prime Brokerage, Inc. ("BNP"). Interest is charged on these Borrowings at 1-Month LIBOR plus 0.85% per annum on the amount borrowed and 0.50% per annum on the undrawn balance only if the undrawn balance exceeds 20% of the maximum commitment amount. The Fund paid an upfront arrangement fee at a rate equal to 0.15% on the maximum commitment upon entering into the Borrowings.

As of December 31, 2014, the outstanding balance on these Borrowings was $81.5 million. During the fiscal year ended December 31, 2014, the average daily balance outstanding and average annual interest rate on these Borrowings was $81,713,699 and 0.91%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments ("Pledged Collateral").

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Rehypothecation

On December 15, 2014, the Adviser entered into a Rehypothecation Side Letter ("Side Letter") with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Fund's to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the "Hypothecated Securities") with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3% of the Fund's total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand. Should the Fund terminate the Side Letter, the interest on the Borrowings will then be charged at 3-Month LIBOR plus 0.85% per annum on the amount borrowed.

Nuveen Investments

Notes to Financial Statements (continued)

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund's income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities ("Rehypothecation Fees") in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of December 31, 2014, the Fund did not have any Hypothecated Securities. During the fiscal year ended December 31, 2014, the Fund did not earned any Rehypothecation Fees.

Nuveen Investments

Additional

Fund Information (Unaudited)

Board of Trustees

William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Shares Repurchased	—

Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction ("DRD") for corporations and its percentage as qualified dividend income ("QDI") for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JRI
% DRD	1.58%
% QDI	12.95%

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays Municipal High Yield Bond Index: An unmanaged index of municipal bonds composed of municipal bonds rated below BBB/Baa. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

■  Blended Index (Comparative Benchmark): A five index blend comprised of weightings approximating the Fund's proposed portfolio: 1) 33% S&P Global Infrastructure Index; 2) 20% BofA Merrill Lynch REIT Preferred Index; 3) 20% Barclays U.S. Corporate High Yield Debt Bond Index; 4) 15% MSCI U.S. REIT Index; and 5) 12% BofA Merrill Lynch Fixed Rate Preferred Securities Index. The Fund's proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. 1) S&P Global Infrastructure Index: An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements; 2) BofA Merrill Lynch REIT Preferred Index: An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance; 3) Barclays U.S. Corporate High Yield Debt Bond Index: An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt; 4) MSCI U.S. REIT Index: A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe; 5) BofA Merrill Lynch Fixed Rate Preferred Securities Index: Tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not include the effects of any sales charges or management fees.

■  Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Nuveen Investments

■  MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				195
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				195

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				195
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				195

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago.	195
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195
Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				196
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014)	89
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	196

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	196
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				196
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	196
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	196
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				196

Nuveen Investments

Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	196

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-M-1214D 6251-INV-Y02/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Real Asset Income and Growth Fund

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the fund’s current auditor, and Ernst & Young LLP, the fund’s former auditor. The audit fees billed to the fund for the fiscal year 2014 are the only fees that have been billed to the fund by KPMG LLC. All other fees listed in the tables below were billed to the fund by Ernst & Young. For engagements with KPMG LLP and Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2014	$25,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2013	$25,300	$0	$5,200	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2014	$0	$0	$0	$0
December 31, 2013	$5,200	$0	$0	$5,200

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) is the registrant’s investment adviser (Nuveen Fund Advisors is also referred to as the “Adviser”).  Nuveen Fund Advisors is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”), as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Nuveen Asset Management

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

The following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name
Jay L. Rosenberg
John G. Wenker
Jeffrey T. Schmitz

Jay L. Rosenberg, Managing Director at Nuveen Asset Management, is the lead manager of the Fund.  He began working with infrastructure and real estate assets in 1995. In 2005, he joined FAF Advisors, Inc. (“FAF”), which was acquired by Nuveen Investments on January 1, 2011. While at FAF, he was the creator and primary portfolio manager of the Global Infrastructure product and co-lead manager of the Real Estate Securities product.

John G. Wenker, Managing Director at Nuveen Asset Management, is a co-manager of the Fund. Mr. Wenker serves in strategic roles as head of the Real Assets Investment Team, which includes the firm’s Real Estate product and its Global Infrastructure strategy. He joined FAF in 1992 as a managing director of the Fixed Income department. He was responsible for the investment process and performance of the Real Estate Securities team, a lead manager of the Real Estate Debt product and co-lead manager of the Real Estate Securities product, co-portfolio manager of the Global Infrastructure product and a member of the Asset Allocation Committee.

Jeffrey T. Schmitz, CFA, Vice President at Nuveen Asset Management, is a co-manager of the Fund and the Nuveen Real Asset Income Fund and Nuveen High Income Bond Fund.  Mr. Schmitz is a member of the High-Yield Credit and the Emerging Markets Sector Teams.  He conducts credit analysis and monitors credit quality for debt securities, focusing on energy, healthcare and pharmaceuticals, technology, and emerging market corporates. Prior to joining FAF in 2006, Mr. Schmitz worked as a senior credit research analyst at Deephaven Capital Management, as a trading risk manager at Cargill Financial Services, and in various risk oversight roles with the Office of the Comptroller of the Currency.  He holds the Chartered Financial Analyst designation and is a member of the CFA Institute, as well as the CFA Society of Minnesota.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to managing the registrant, the portfolio manager s are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*	Number of Accounts with Performance Based Fees	Assets in Accounts with Performance Based Fees*
Jay Rosenberg	Registered Investment Company	4	$7.10 billion	0	$0
	Other Pooled Investment Vehicles	9	$1.54 billion	0	$0
	Other Accounts	7	$476 million	0	$0

John Wenker	Registered Investment Company	4	$7.10 billion	0	$0
	Other Pooled Investment Vehicles	9	$1.54 billion	0	$0
	Other Accounts	7	$476 million	0	$0

Jeffrey Schmitz	Registered Investment Company	5	$2.59 billion	0	$0
	Other Pooled Investment Vehicles	2	$67 million	0	$0
	Other Accounts	0	$0	0	$0

*      Assets are as of December 31, 2014.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).         OWNERSHIP OF JRI SECURITIES AS OF DECEMBER 31, 2014

Name of Portfolio Manager	None	$1 - $10,000	$10,001 - $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jay Rosenberg					X
John Wenker					X
Jeffrey Schmitz					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 6, 2015